Appleseed Fund

Investor Class Shares (APPLX)

Institutional Class Shares (APPIX)

PROSPECTUS

January 28, 2015

As supplemented June 24, 2015

INVESTMENT OBJECTIVE:

Long-Term Capital Appreciation

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street

Suite 2200

Chicago, IL 60601

(800) 470-1029

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Investment Objective

The investment objective of the Appleseed Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee
(as a percentage of the amount redeemed within 90 calendar days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

Management Fee	0.85%	0.85%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	0.50%	0.25%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	1.43%	1.18%
Fee Waiver/Expense Reimbursement[2]	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement	1.30%	1.05%

[1]	Restated to reflect the Fund’s new lower management fee and the Adviser’s contractual obligation to cap certain Fund operating expenses.
[2]	The Fund’s Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 0.95% of each Class’ average daily net assets through January 31, 2016. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three fiscal years; provided that the Fund is able to make the repayment without exceeding the 0.95% limitation. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the 1-year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be different, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$132	$440	$769	$1,702
Institutional Class	$107	$362	$636	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s adviser, Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). When selecting common stocks for investment by the Fund, the Adviser focuses on company valuation, looking for significant discrepancies between its own appraisal of the intrinsic value of a prospective investment and the market price of the investment. When determining a company’s intrinsic value, the Adviser looks closely at the fundamentals of the underlying business. In an effort to limit downside risk and maximize upside potential, the Adviser typically seeks companies that it believes have strong competitive positions, solid financials, and capable, shareholder-friendly management teams. The Fund expects to make significant investments in the Adviser’s best ideas, which means that the Fund may invest in a limited number of portfolio companies. The Adviser also considers a company’s performance with respect to environmental, social, and governance (“ESG”) factors when making investment decisions. The Fund seeks to avoid companies that are deemed inconsistent with these factors.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), other investment companies that invest primarily in equity securities, commodities, and commodity-related investments, including open and closed-end funds, exchange-traded funds (“ETFs”), business trusts (including equity real estate investment trusts (“REITs”), and income trusts) and publicly traded partnerships that invest in real estate or underlying real estate related businesses. The Fund may purchase foreign stocks directly or through American Depositary Receipts (“ADRs”). The Fund may invest in common stocks of any market capitalization, including small- and mid-cap stocks. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer compared with diversified funds.

The Fund may invest in commodities-related investments, including in ETFs and trusts that invest in or track the price of gold or other precious metals, for any purpose consistent with its investment objective, or as an attempt to offset the effects of inflation. The Fund’s Adviser may also seek to fulfill the Fund’s investment objective, in part, by actively trading currency futures contracts (long or short) for hedging purposes or for the purpose of obtaining market or interest rate exposure. For example, the Adviser may hedge against anticipated adverse exchange rate movements by taking short positions against the foreign currency in which portfolio securities are denominated. The successful use of these transactions will usually depend on the Adviser’s ability to forecast accurately currency exchange rate movements and effectively lock-in an exchange rate.

The Fund may also invest a portion of its assets in preferred stocks, and investment grade fixed income securities of any duration and maturity, such as U.S. Government and agency securities, domestic and foreign corporate bonds, foreign government bonds, money market mutual funds, certificates of deposit, and cash equivalents. The Fund may also engage in options and futures transactions, which are sometimes referred to as derivative transactions. The derivative securities that the Fund may purchase or sell (write) include put or call options. The Fund also may purchase or sell (write) index futures contracts or options on index futures contracts on a temporary basis in lieu of investing in equity securities.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Foreign Company Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

•	Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may never realize their full economic value, and the Adviser’s value-oriented approach may fail to produce the intended results.

•	Excluded Securities Risk. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that do not meet its ESG criteria, and the Fund could sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although the Fund’s adviser believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance.

•	Non-Diversification Risk. As a non-diversified fund, the Fund’s portfolio may focus on a limited number of companies. Because the Fund may hold the securities of fewer issuers than a diversified fund, the poor performance of an individual security in the Fund’s portfolio may have a greater negative impact on the Fund’s performance than if the Fund’s assets were diversified among a larger number of portfolio securities.

•	Small and Mid-Cap Risk. Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies. Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•	Commodity Risk. When the Fund invests in commodities-related securities, including ETFs and trusts that invest in commodities, it will be subject to additional risks. The value of funds and trusts that invest in commodities such as gold is highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on many factors. Commodity funds may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk.

•	Currency Futures Trading Risks. Currency futures trading involves additional risks. To the extent the Adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.

•	Real Estate Risks. The value of REITs can be negatively impacted by declines in the value of real estate, adverse general and local economic conditions and environmental problems. REITs are also subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) heavy cash flow dependency; (d) possible default by borrowers; and (e) in many cases, less liquidity and greater price volatility.

•	Investment Company Securities Risks. When the Fund invests in other investment companies, including open- and closed-end funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered speculative, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to the risk that the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•	Business Trust Risks. Investments in REITS and other business trusts are subject to various risks related to the underlying operating companies controlled by such partnerships or trusts, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

•	Derivatives Risk. Options and futures, including currency futures, in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. Derivatives normally have economic leverage inherent in their terms. As a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; and certain gains or losses will be amplified, increasing the volatility of the share price of the Fund.

•	Government Securities Risk. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

Performance Information

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Investor Class shares. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Investor Class Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	2nd Quarter, 2009, 26.80%
Worst Quarter:	4th Quarter, 2008, -14.42%

Average Annual Total Returns (for periods ended 12/31/14)

	One Year	Five Years	Since Inception (12/08/2006 – Investor 01/31/2011 - Institutional)
The Fund – Investor Class
Return Before Taxes	-1.68%	6.28%	7.19%
Return After Taxes on Distributions	-4.16%	4.75%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares	0.93%	4.81%	5.69%
The Fund – Institutional Class
Return Before Taxes	-1.51%	N/A	7.53%
MSCI World Index	4.94%	10.20%	4.08%[1]

[1]	Based on inception date of Investor Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Investor Class only and after-tax returns for the Institutional Class will vary. The returns of the indices presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the indices would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 470-1029 or data current to the most recent quarter end may be accessed on the Fund’s website at www.appleseedfund.com.

Portfolio Management

Investment Adviser – Pekin Singer Strauss Asset Management, Inc.

Portfolio Managers – The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since January 2007.

•	Adam Strauss, CFA; Co-CEO of the Adviser

•	Bill Pekin, CFA; Chairman and Senior Vice President of the Adviser

•	Joshua Strauss, CFA; Co-CEO of the Adviser

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Orders
$2,500 for Investor Class shares	By Mail: Appleseed Fund
$100,000 for Institutional Class shares	c/o: Huntington Asset Services, Inc.
P.O. Box 6110
Minimum Additional Investment	Indianapolis, IN 46206
None
By Phone: (800) 470-1029

You may sell or redeem shares through your dealer or financial adviser, or directly through the Fund’s transfer agent. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S

PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Fund

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser. When selecting common stocks for investment by the Fund, the Adviser focuses on company valuation, looking for significant discrepancies between its own appraisal of the intrinsic value of a prospective investment and the market price of the investment. When determining a company’s intrinsic value, the Adviser looks closely at the fundamentals of the underlying business. In an effort to limit downside risk and maximize upside potential, the Adviser seeks out companies that it believes have strong competitive positions, solid financials, and capable, shareholder-friendly management teams.

The Adviser reviews fundamental factors in assessing whether or not to invest in a company. Beyond the fundamentals, the Adviser looks at certain ESG factors when considering an investment. Some of the ESG factors the Adviser considers in making an investment include environmental impact, human rights considerations, and community impact. The Fund may invest in community development financial institutions and community banks, such as those that provide financing for small businesses and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in debt issued by an intermediary, such as certificates of deposit issued by community banks and credit unions, or debt obligations issued by micro-finance institutions. The Fund does not invest in companies that derive substantial revenues from the tobacco, alcohol, pornography, gambling or weapons industries, as determined by the Adviser. The Fund’s screening criteria generally apply to investments in stocks and corporate bonds issued by portfolio companies at the time of investment, and periodically thereafter. However, the Fund may continue to hold securities of companies that no longer meet its ESG screening criteria if the Adviser believes that the company is attempting to address its problems, or to allow the Adviser adequate time to sell the security in a commercially reasonable manner at an attractive price. The Fund’s investments in government bonds, cash equivalents (such as money market funds or certificates of deposit, U.S. Government and government agency securities), derivative transactions, short sales and commodity-related investments are not screened for ESG factors. The Fund’s screening activities are intended to apply primarily to operating companies that issue securities (other than those noted above) in which the Fund invests. However, the Fund’s investments in ETFs will also be screened to the extent practicable. The Fund’s ESG screening criteria may be changed without shareholder approval.

The Fund expects to make significant investments in the Adviser’s best ideas, which means that the Fund may invest in a limited number of portfolio companies. In addition, the Fund anticipates holding portfolio stocks for long periods of time. The Adviser will consider selling or reducing a holding when the stock price reaches the Adviser’s target price, when the Adviser’s appraisal of a company’s intrinsic value changes due to deteriorating fundamentals, or when better investment opportunities exist elsewhere. The Adviser typically attempts to minimize the creation of short-term capital gains, although this will not be a limiting factor if the Adviser decides to sell a security.

In order to align the Adviser’s own interests with those of Fund shareholders, the Fund’s portfolio managers have consistently invested personally in the Fund.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), other investment companies that invest primarily in equity securities, commodities, and commodity-related investments, including open- and closed-end funds, ETFs, business trusts (including equity real estate investment trusts (“REITs”), and income trusts) and publicly traded partnerships that invest in real estate or real estate related businesses. The Fund may purchase foreign stocks directly or through American Depositary Receipts (“ADRs”), which are receipts issued by U.S. banks for shares of a foreign company which entitle the holder to dividends and capital gains on the underlying security. The Fund may invest in common stocks of any capitalization, including, but not limited to, securities of small- and mid-capitalization companies. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer, or in fewer issuers, compared with diversified funds.

The Fund may invest in securities or other instruments backed by commodities, including commodity ETFs and trusts, and it may invest in companies which are engaged in a commodities business or have a significant portion of their assets in commodities. The Fund may invest in commodities-related investments, including in ETFs and trusts that invest in or track the price of gold or other precious metals, for any purpose consistent with its investment objective, or as an attempt to offset the effects of inflation.

The Adviser seeks to fulfill the Fund’s investment objective, in part, by actively trading currency futures contracts (long or short) for hedging or investment purposes. The Fund’s Adviser uses proprietary fundamental analysis to determine which currencies it believes will outperform other currencies. The Fund’s currency investments will typically represent one or more “G-10” currencies, which includes the U.S. Dollar (USD), Canadian Dollar (CAD), Japanese Yen (JPY), Australian Dollar (AUD), New Zealand Dollar (NZD), British Pound Sterling (GBP), Euro (EUR), Swiss Franc (CHF), Swedish Krona (SEK), and Norwegian Krone (NOK), as well as currencies outside the G-10.

The Adviser may hedge against adverse exchange rate movements by taking short positions against the foreign currency in which portfolio securities are denominated. The successful use of these transactions will usually depend on the Adviser’s ability to forecast accurately currency exchange rate movements and effectively lock-in an exchange rate. The Adviser makes an initial allocation to a currency, and increases, decreases, or eliminates an allocation, based on relative performance, dynamic correlation measures, and dynamic volatility measures to the U.S. Dollar. The Adviser also may seek to profit by taking short positions in currency futures contracts when the Adviser anticipates a depreciation in the applicable currency, and taking long positions in currency futures contracts when the Adviser anticipates an appreciation in the applicable currency.

The Fund may also invest a portion of its assets in preferred stocks and foreign or domestic corporate bonds of any duration and maturity, U.S. Government and agency securities, sovereign debt, money market mutual funds, certificates of deposit, and other cash equivalents. The Fund may also engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. The derivative securities that the Fund may purchase or sell (write) include put or call options. The Fund also may purchase or sell (write) index futures contracts or options on index futures contracts on a temporary basis in lieu of investing in equity securities.

If the Adviser believes that investment opportunities that meet the Fund’s investment criteria are not currently available, the Fund may invest up to 100% of its assets in money market mutual funds, investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. To the extent the Fund makes these investments, the Fund might not achieve its investment objective.

Principal Risks of Investing in the Fund

•	Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•	Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

•	Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may never realize their full economic value, and the Adviser’s value-oriented approach may fail to produce the intended results.

•	Excluded Securities Risk. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that violate its ESG screens, and the Fund could sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although the Fund’s adviser believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance.

•	Non-Diversification Risk. The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of issuers as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a greater negative impact on the Fund’s performance.

•

Small and Mid-Cap Risk. The Fund may invest in stocks of small and mid-cap companies, which may be more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•	Commodity Risk. To the extent that the Fund invests in other funds, including ETFs and trusts, that invest in commodities such as gold, it will be subject to additional risks. The value of funds that invest in commodities such as gold or silver is highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity funds may use derivatives, such as futures, options and swaps, which may expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•	Currency Futures Trading Risks. Currency futures trading involves additional risks. To the extent the Adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.

•	Real Estate Risks. When the Fund invests in REITs or publicly traded partnerships that invest in real estate, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs and publicly traded partnerships that invest in real estate are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•

Investment Company Securities Risks. When the Fund invests in other investment companies, including open- and closed-end funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered speculative, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•	Closed-End Fund Risk. The amount of public information available about closed-end funds generally is less than for open-end mutual funds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets (i.e., use borrowed money to buy additional assets) in the attempt to enhance their yield. Closed-end funds can use several different methods to borrow money, including by issuing preferred stock or auction rate securities, entering into reverse repurchase agreements and dollar rolls, and/or borrowing under bank lines of credit. The use of leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. When a Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure may cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund’s shares. Overall stock market risks may affect the value of closed-end funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses.

•	Business Trust Risks. Investments in REITS and other business trusts are subject to various risks related to the underlying operating companies controlled by such partnerships or trusts, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

•	Derivatives Risk. Options and futures in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. Derivatives normally have economic leverage inherent in their terms. As a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; and certain gains or losses will be amplified, increasing the volatility of the share price of the Fund.

•	Fixed Income Securities Risks. The issuer of a fixed income security, such as a corporate bond, may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security may decline because investors will likely demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	Junk Bond Risk. To the extent the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), it is likely to be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•	Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

Is the Fund right for you?

The Fund may be suitable for:

•	Investors seeking long-term growth of capital.

•	Investors seeking a value-oriented fund that invests globally in equity securities.

•	Investors who can tolerate the risks associated with equity securities issued by foreign and domestic companies.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser

Pekin Singer Strauss Asset Management, Inc., 161 N. Clark Street, Suite 2200, Chicago, IL 60601, serves as investment adviser to the Fund. The Adviser is an investment advisory firm founded in 1990 to serve individual and family clients and as of November 30, 2014 has over $1 billion of assets under management. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser establishes the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Fund is the first mutual fund managed by the Adviser. The Adviser is controlled by Adam Strauss, Josh Strauss, and Bill Pekin.

For its advisory services, the Adviser is entitled to receive a management fee at the annual rate of 0.85% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the total annual operating expenses for each class, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary expenses and any indirect expenses such as Acquired Fund Fees and Expenses, do not exceed 0.95% of the average daily net assets of such class. The contractual agreement is in place through January 31, 2016. Each waiver and reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 0.95% limitation. During the fiscal year ended September 30, 2014, the Adviser received a fee equal to 0.78% of the average daily net assets of the Fund, after fee waivers and reimbursements.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement is contained in the Fund’s annual report to shareholders for the year ended September 30, 2014.

Portfolio Managers

The Fund’s portfolio managers work closely with all members of the Adviser’s research team and are jointly responsible for making the investment decisions for the Fund. All of the portfolio managers must approve the purchase of any new portfolio companies and the sale of existing portfolio companies.

Adam Strauss, CFA, is Co-CEO of the Adviser. Adam also manages separate account portfolios unrelated to the Fund. Prior to joining the Adviser in 2004, Adam worked in several operating roles, as Sr. Vice President of Corporate Development at EquipNet, Inc. (2000-2004) and as VP of Business Development at Frontier Natural Brands (1997-2000). Adam began his career as a management consultant, at Gemini Consulting (1992-1994) and, prior to that, at Andersen Consulting (1991-1992). Adam earned a BA from Stanford University in 1991 and an MBA from the Stanford Graduate School of Business in 1997. He was awarded the Chartered Financial Analyst (CFA) designation in 2006.

Joshua Strauss, CFA, is Co-CEO of the Adviser. Joshua also manages separate account portfolios unrelated to the Fund. Joshua joined the Adviser in 2004 as an Analyst and Portfolio Manager. Previous to joining the Adviser, Josh acted in an operational capacity as Director of Business Development at Color Kinetics Incorporated (2000-2004). He began his career as an Analyst at Shearman & Sterling (1995-1998) and, prior to that, at Markowitz & McNaughton (1994-1995). Joshua earned a B.A. in Foreign Affairs from the University of Virginia in 1994 and an MBA from the Stephen M. Ross School of Business at the University of Michigan in 2000. He was awarded the Chartered Financial Analyst (CFA) designation in 2006.

Bill Pekin, CFA, is Chairman and Senior Vice President of the Adviser. Bill also manages separate account portfolios unrelated to the Fund. Prior to joining the Adviser in 2001, Bill worked in the investment banking division of Credit Suisse First Boston in Chicago. Prior to this position he was an investment banker and high yield/high grade research analyst at Donaldson, Lufkin & Jenrette in New York. Bill began his career at MetLife Investment Management Corp. in 1993. Bill earned a BA from Haverford College and an MBA from the Wharton School of the University of Pennsylvania in 2000. He was awarded the Chartered Financial Analyst (CFA) designation in 2003.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including the compensation structure, a description of other accounts managed by the portfolio managers, and ownership of shares of the Fund.

Regulatory Matters

On June 23, 2015, the Adviser and three of its associated persons, including portfolio managers Bill Pekin and Joshua Strauss (“the settling parties”), reached a settlement with the Securities and Exchange Commission (“SEC”) relating to certain compliance deficiencies. Pursuant to the settlement, the SEC entered an Order finding that the securities laws were violated in 2009 and 2010 when the Adviser did not conduct timely internal annual compliance reviews or implement and enforce certain policies and procedures. The Order also finds violations occurred when the Adviser failed to cause its advisory clients who held or purchased Fund Investor Class shares to acquire Institutional Class shares after Institutional Class shares became available. The settling parties neither admitted nor denied the findings. The settling parties agreed to relief in the form of censures, a supervisory suspension of a senior adviser/board member, a cease and desist order, and monetary fines. The Order acknowledges that the Adviser has taken remedial measures designed to address the identified compliance shortcomings as well as the facts that the Adviser detected and self-reported the share class issue to the SEC and voluntarily reimbursed its advisory clients affected by that issue. The SEC’s Order can be found on the SEC’s website (www.sec.gov) as Release No. IA-4126.

ACCOUNT INFORMATION

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Classes of Shares

The Fund currently offers two share classes: Investor Class and Institutional Class.

Investor Class. Investor Class shares require a minimum initial investment of $2,500. Investor Class shares are subject to an Administrative Services fee equal to 0.25% of the average daily net assets of the Fund’s Investor Class, and are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Fund’s distributor. It is anticipated that Investor Class shares will be available on platforms with no transaction fees.

Institutional Class. Institutional Class shares require a minimum initial investment of $100,000. Institutional Class shares are not subject to any Administrative Services fees. Institutional Class shares can be purchased directly through the distributor or other financial institutions, which may charge transaction fees with respect to your purchase.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. The Investor Class shares will have ongoing Administrative Services fees, whereas the Institutional Class shares do not, but may be subject to transaction fees payable to the financial institution you use to make your purchase. Depending on the size and frequency of your transactions, as well as the length of time you intend to hold the shares, you may pay more with the Investor Class than you would with the Institutional Class.

The Fund reserves the right to change the above eligibility criteria for either share class. The Adviser may waive the minimums for either class of shares at its discretion, including for existing clients of the Adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

The Fund may permit financial intermediaries to convert Investor Class shares held by their customers in fee-based programs to Institutional Class shares of the Fund, so long as the value of such shares held by the financial intermediary’s customers through the program totals at least $100,000 (or if the financial intermediary expects that the value of shares held by investors through the asset-based fee program will reach $100,000). A conversion from Investor Class shares to Institutional Class shares is typically a non-taxable event, and will be effected on the basis of the relative NAVs of the two classes without the imposition of any fees.

Initial Purchase

An investment application is available by calling Shareholder Services at (800) 470-1029. You can also download the investment application from the Fund’s website at www.appleseedfund.com.

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form;

•	a personal check with name pre-printed (subject to the minimum amounts) made payable to the Appleseed Fund; and

•	an indication of whether Investor Class or Institutional Class shares are to be purchased

Mail the application and check to:

U.S. Mail:	Appleseed Fund	Overnight:	Appleseed Fund
	c/o Huntington Asset Services, Inc.		c/o Huntington Asset Services, Inc.
	P.O. Box 6110		2960 N. Meridian St., Suite 300
	Indianapolis, Indiana 46206		Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 470-1029 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Huntington Asset Services, Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name

•	the name on your account(s)

•	your account number(s)

•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (800) 470-1029 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: IRAs; simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (800) 470-1029 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, pursuant to which the Fund is authorized to pay a fee of up to 0.25% to the Fund’s Adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan prior to January 31, 2016. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Administrative Services Plan

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of Investor Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Investor Class shares because these fees are paid out of the Investor Class’ assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Appleseed Fund	Overnight:	Appleseed Fund
	c/o Huntington Asset Services, Inc.		c/o Huntington Asset Services, Inc.
	P.O. Box 6110		2960 N. Meridian St., Suite 300
	Indianapolis, Indiana 46206		Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (800) 470-1029 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account (up to $50,000) in the Fund by calling Shareholder Services at (800) 470-1029. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Fund Policy on Market Timing.

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each a “financial intermediary”), the financial intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the financial intermediary also will be exempt from the redemption fee if the financial intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s Adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through financial intermediaries. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not disclosed to the Fund. Consequently, the Fund may not have knowledge of the identity of individual investors and their transactions in such accounts. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Fund is required to have an agreement with many of its financial intermediaries obligating them to provide, upon the Fund’s request, information regarding the financial intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain financial intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 470-1029. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $1,500 for the Investor Class or $100,000 for the Institutional Class, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the appropriate class to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares and that you receive upon the sale of your shares in the Fund is based on the Fund’s net asset value per share (“NAV”) for the applicable class. The NAV of each Class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). For each class of shares, the NAV is calculated by dividing the value of the total assets of the class (including interest and dividends accrued but not yet received) minus liabilities of that class (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which such securities are sold. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of the Fund’s NAV that materially affects the value, the assets will be valued by the Fund’s Adviser at a fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board of Trustees. When pricing securities using the fair valuation guidelines established by the Board of Trustees, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive for the security upon its current sale. Fair value pricing also is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Investments in high yield debt securities and derivatives, such as futures contracts and options on futures contracts, are more likely to trigger fair valuation than investments in other securities. Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund’s Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Fund’s Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of dividend income and interest and net realized capital gains. The Fund declares and pays dividends at least annually.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Please see the table below for additional information.

The Fund will normally distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects current law.

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $413,200 (individual filers) or $464,850 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Net short-term capital gain distributions	Ordinary income rates.

Net long-term capital gain distributions	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $413,200 (individual filers) or $464,850 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $413,200 (individual filers) or $464,850 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from a Fund and gains from the sale of shares, including redemptions.

As described generally above, designated dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% or 20% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Form 1099s when “covered” securities are sold. Covered securities include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen High Cost as its default tax lot identification method for all shareholders. This tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default lot identification method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For securities defined as “covered” under current IRS cost-basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the shares of the Fund for the periods shown. Certain information reflects financial results for a share. The total returns represent the rate you would have earned (or lost) on an investment in the Investor Class or Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen Fund Audit Services, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2014, which is available upon request without charge.

APPLESEED FUND—INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year ended September 30, 2014	Year ended September 30, 2013
Selected Per Share Data:
Net asset value, beginning of year	$14.80	$13.07
Income from investment operations:
Net investment income (loss)	0.03	0.07
Net realized and unrealized gain (loss) on investments	0.36	2.17

Total from investment operations	0.39	2.24

Less distributions to shareholders:
From net investment income	— (c)	(0.23)
From net realized gain	(1.23)	(0.28)

Total distributions	(1.23)	(0.51)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of year	$13.96	$14.80

Total Return (d)	2.85%	17.79%
Ratios and Supplemental Data:
Net assets, end of year (000)	$169,903	$249,372
Ratio of net expenses to average net assets (e)	1.26%	1.29%
Ratio of net expenses to average net assets (excluding short sale and interest expense) (e)	1.24%	1.24%
Ratio of net expenses to average net assets before waiver and reimbursement (e)	1.48%	1.51%
Ratio of net investment income (loss) to average net assets (e)	0.40%	0.34%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (e)	0.18%	0.12%
Portfolio turnover rate	53%	63%

(a)	Net investment income per share is based on average shares outstanding during the year.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the year. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f)	Effective January 28, 2011, the Adviser has contractually agreed to cap the Fund’s expenses at 0.99% excluding fees paid pursuant to an Administrative Services Plan. Prior to January 28, 2011, the Fund’s expense cap was 1.24%. Also effective January 28, 2011, the Fund adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Investor Class shares.

Year ended September 30, 2012	Year ended September 30, 2011		Year ended September 30, 2010

$12.32	$12.45		$11.46

0.05 (a)	0.04		0.07 (a)
1.44	0.06	(b)	0.95

1.49	0.10		1.02

(0.12)	(0.12)		(0.02)
(0.63)	(0.11)		(0.02)

(0.75)	(0.23)		(0.04)

0.01	—	(c)	0.01

$13.07	$12.32		$12.45

12.86%	0.74%		9.03%

$205,232	$168,961		$125,686
1.25%	1.24	%(f)	1.24%
1.24%	1.24%		1.24%
1.52%	1.48%		1.32%
0.38%	0.25%		0.54%
0.11%	0.01%		0.46%
76%	68%		61%

APPLESEED FUND —

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

Year ended September 30, 2014
Selected Per Shore Data:
Net asset value, beginning of period	$14.86

Income from investment operations:
Net investment income	0.13
Net realized and unrealized gain (loss) on investments	0.30

Total from investment operations	0.43

Less Distributions to shareholders:
From net investment income	(0.04)
From net realized gain	(1.23)

Total distributions	(1.27)

Paid in capital from redemption fees	— (c)

Net asset value, end of period	$14.02

Total Return (d)	3.10%
Ratios and Supplemental Data
Net assets, end of period (000)	$120,714
Ratio of expenses to average net assets (f)	1.01%
Ratio of net expenses to average net assets (excluding short sale and interest expense) (f)	0.99%
Ratio of expenses to average net assets before waiver and reimbursement (f)	1.23%
Ratio of net investment income (loss) to average net assets (f)	0.44%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (f)	0.22%
Portfolio turnover rate	53%

(a)	For the period January 31, 2011 (commencement of operations) through September 30, 2011.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(g)	Annualized.

Year ended September 30, 2013	Year ended September 30, 2012	For the Period ended September 30, 2011(a)

$13.09	$12.35	$12.59

0.08 (b)	0.08 (b)	0.05	(b)
2.20	1.44	(0.30)

2.28	1.52	(0.25)

(0.23)	(0.15)	—
(0.28)	(0.63)	—

(0.51)	(0.78)	—

— (c)	— (c)	0.01

$14.86	$13.09	$12.35

18.07%	13.00%	(1.91	)%(e)

$54,396	$32,996	$11,856
1.04%	1.01%	0.99	%(g)
0.99%	0.99%	0.99	%(g)
1.26%	1.27%	l.34	%(g)
0.55%	0.64%	0.58	%(g)
0.33%	0.38%	0.23	%(g)
63%	76%	68	%(e)

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports also may include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the SEC and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How To Obtain Copies of Other Fund Documents

You can obtain free copies of the Fund’s current SAI and Annual and Semi Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

On the Internet:	Download these documents from the Appleseed Fund’s Internet site at www.appleseedfund.com.

By Telephone:	Call Shareholder Services at (800) 470-1029.

By Mail:	Send a written request to:

Appleseed Fund c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206

You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act #811-21237